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                                                                  EXHIBIT (23)-2


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm and to the use of our report dated
March 19, 1999 with respect to the consolidated financial statements of Emerald Coast Bancshares, Inc. and Subsidiary included in the Form S-4, Amendment No. 1, of The Banc Corporation.


                                    /s/ Saltmarsh, Cleveland & Gund


Pensacola, Florida
May 11, 1999